August 31, 1993


Union Bank, as Agent and as a Bank
445 South Figueroa Street
Los Angeles, California 90071
Attention: Energy Capital Services

Banque Paribas
Houston Agency
1200 Smith Street, Suite 3100
Houston, Texas 77002
Attention:    Mr. Edward K. Chin
              Vice President

Den norske Bank AS
Representative Office
1100 Milam Building, Suite 2770
Houston, Texas 77002
Attention:    Mr. Byron L. Cooley
              First Vice President

Re: Waiver Under Guaranty of Frontier Oil Corporation

Gentlemen:

     We refer to the Guaranty dated as of August 18, 1992 (the "FOC Guaranty") executed by Frontier Oil Corporation ("FOC") in favor of each of Union Bank, Banque Paribas and Den norske Bank AS (the "Banks") and Union Bank, as agent for the Banks. Unless otherwise defined herein, the terms defined in the FOC Guaranty and the Credit Agreement (as defined in the FOC Guaranty) are used herein as therein defined.

     FOC has requested that the Banks waive the requirements of Section 7.2(a) of the FOC Guaranty as set forth below.

     1. The Banks hereby waive the requirements of Section 7.2(a) of the FOC Guaranty during the period from July 31, 1993 to December 31, lg93, but only to the extent that such requirements are violated by Liens either now or hereafter existing in favor of Petro Engineering and Construction, Inc., Asbestos Free Insulation Contracting, Inc., Certified Welding, Heatec, Inc. and certain union workers, as disclosed in the letter dated July 21, 1993 from Jon D. Galvin to Richard P. DeGrey, Jr. and the letter dated August 5, 1993 from Donald I. Schultz, P.C., of Holland & Hart, to Mr. DeGrey, copies of which letters have been delivered to the Banks. The effectiveness of this waiver is conditioned upon the accuracy of the information contained in the aforementioned letters, and any material adverse change or material inaccuracy in such information shall cause this waiver to be of no further force or effect.
August 31, 1993
Page 2


     2.   FOC hereby represents and warrants for the benefit of the Banks that
(a) the representations and warranties contained in each Credit Document are correct in all material respects on and as of the date of this letter of waiver, before and after giving effect to the same, as if made on and as of such date and (b) no event has occurred and is continuing (except as waived in paragraph 1 above), or would result from the effectiveness of this letter of waiver, that constitutes a Default or Event of Default.

     3. The execution, delivery and effectiveness of this letter of waiver and amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents.

     4. This letter of waiver and amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter of waiver.

     5. This letter of waiver shall become effective when and if counterparts hereof have been executed and delivered by the Banks, the Borrower, Wainoco and the Guarantors other than FOC.

                                   Very truly yours,

                                   FRONTIER OIL CORPORATION

                                   By:  /s/ Jon D. Galvin
                                   Vice President and Chief Financial Officer
August 31, 1993
Page 3


Agreed as of the date first written above:

UNION BANK, as Agent and as a Bank

By:     /s/ Richard P. DeGrey, Jr.
            Vice President

By:     /s/ Walter M. Roth
Name:       Walter M. Roth
Title:      Vice President

BANQUE PARIBAS


By:     /s/ Edward K. Chin
Name:       Edward K. Chin
Title:      Vice President

By:     /s/ Philippe de Gentile
Name:       Philippe de Gentile
Title:      Deputy General Manager
August 31, 1993
Paqe 4

DEN NORSKE BANK AS


By:     /s/ Dagfinn Lunde
Name:       Dagfinn Lunde
Title:      EVP & GM

By:     /s/ Philip F. Kurpiewski
Name: Philip F. Kurpiewski
Title: VP, NY BRANCH

Consented to as of the date first written above:

FRONTIER OIL AND REFINING COMPANY

By: /s/ Jon D. Galvin
Jon D. Galvin
Vice President and Chief Financial Officer

WAINOCO OIL CORPORATION

By: /s/ Julie H. Edwards
Julie H. Edwards
Vice President, Secretary and Treasurer


August 31, 1993 Page 5

FRONTIER HOLDINGS INC.

By: /s/ Jon D. Galvin
Jon D. Galvin
Vice President and Chief Financial Officer

FRONTIER REFINING INC.

By: /s/ Jon D. Galvin
Jon D. Galvin
Vice President and Chief Financial Officer

FRONTIER PIPELINE INC.

By: /s/ Jon D. Galvin
Jon D. Galvin
Vice President

FRONTIER PRODUCTS INC.

By: /s/ Jon D. Galvin
Jon D. Galvin
Vice President